UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St, 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 9, 2015, the Board of Directors of MSCI Inc. (“MSCI” or the “Company”) appointed C.D. Baer Pettit, then Head of the Product Group and Head of Index Products, to serve as, and assume the duties of, the Company’s Chief Operating Officer, effective immediately. In connection with Mr. Pettit’s appointment, Diana H. Tidd, then Head of Americas Index Products, was appointed Head of Equity Index Products worldwide, reporting to Mr. Pettit. As Chief Operating Officer of the Company, Mr. Pettit will continue to oversee the development, operations and profitability of the Company’s product lines, including the index, analytics, ESG (environmental, social and governance) and real estate product lines. Remy Briand, the Company’s Head of Research, will also continue to report to Mr. Pettit.

Mr. Pettit, age 51, joined the Company in 2000 and is a member of the Company’s Executive Committee. He served as Head of the Product Group since February 2015, and as Head of Index Products since September 2011. Mr. Pettit also served as Head of Client Coverage from 2001 to 2012 and Head of Marketing from 2005 to 2012. Accordingly, Mr. Pettit has more than 15 years of extensive and varied leadership experience at MSCI. Mr. Pettit holds a Master of Arts degree in history from Cambridge University and a Master of Science degree from the School of Foreign Service at Georgetown University. Mr. Pettit currently serves as Chairman of the Index Industry Association.

There were no new compensatory arrangements or modifications to existing compensatory arrangements nor were there any grants or awards made to Mr. Pettit in connection with his appointment as the Company’s Chief Operating Officer. He will continue to be eligible to participate in the Company’s benefit plans available to all U.K.-based employees, including the 2007 MSCI Inc. Amended and Restated Equity Incentive Compensation Plan.

The selection of Mr. Pettit to serve as the Chief Operating Officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Pettit and any director or other executive officer of the Company and there are no related transactions between the Company and Mr. Pettit reportable under Item 404(a) of Regulation S-K.

On October 13, 2015, the Company issued a press release announcing these appointments, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release of MSCI Inc., dated October 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

By:	/s/ Henry A. Fernandez
Name:	Henry A. Fernandez
Title:	CEO, President and Chairman

Date: October 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of MSCI Inc., dated October 13, 2015.